UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 28, 2006

QUANTUM CORPORATION
(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

1-13449 (Commission File No.)	94-2665054 (IRS Employer Identification No.)

1650 Technology Drive, Suite 700
San Jose, CA  95110
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code:  (408) 944-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

¨    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

¨    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

¨    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

¨    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.03     Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

          Effective August 28, 2006, the Board of Directors of the Quantum Corporation (the “Company”) approved an amendment to the Company’s Bylaws to decrease the size of the Board of Directors to eight members.  Prior to this amendment, the Company’s Bylaws provided for nine directors.

          The full text of the Bylaw amendment is attached to this Form 8-K as exhibit 3.1.

Item 9.01.             Financial Statements and Exhibits.

(d)                    Exhibits.

3.1                    Certificate of Amendment of Amended and Restated By-laws of Registrant, effective August 28, 2006

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                                                                              Quantum Corporation

Dated:  September 1, 2006                                                     By:    /s/ Shawn Hall
                                                                                               Shawn Hall
                                                                                               Vice President, General Counsel and Secretary

EXHIBIT INDEX

Exhibit	Description

3.1	Certificate of Amendment of Amended and Restated By-laws of Registrant, effective August 28, 2006